Exhibit 10.13


                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated as of the 14th day of April 2004, by and between NIGHTHAWK SYSTEMS, INC., a Nevada corporation, located at 8200 East
Pacific Place, Suite 204, Denver, CO 80231, ("Debtor"), and STAR MARKETING SERVICE, INC., a Texas corporation whose mailing address is P.O. Box 2498, McAllen, Texas 78502, ("Secured Party").

     1.  Security Interest. Subject to the terms and provisions of this Security
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Agreement  (the  "Security  Agreement"),  Debtor  grants  to  Secured  Party  a continuing lien on and Security Interest (the "Security Interest") in and to the Collateral (as defined herein) to secure the payment and performance of the Obligation (as defined herein).

     2.  Obligation,  This  Security Agreement and the Security Interest granted
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here  in  secures  the  following  described  obligations  (collectively,  the
"Obligation"):

     (a) The performance by Debtor of all of its obligations to Secured Party pursuant to: (i) Promissory Note in the original amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) DATE August 21, 2003 executed by Debtor and Lender, as subsequently amended by that certain Renewal, Extension and Modification Agreement dated April 14, 2004, between Debtor and Lender (collectively, the "Note").

     (b) All costs incurred by Secured Party to obtain, preserve, and enforce this Security Agreement, collect the Obligation, and maintain and preserve the Collateral, including specifically, but without limitation, all taxes, assessments, reasonable attorneys' fees and legal expenses and expenses of sale.

     (c) Unless otherwise provided in any instrument evidencing the Obligation, the Obligation shall bear interest at the rate or rates per annum set forth in the Note, but not in excess of the highest rate permitted by applicable law, if any, from date of accrual of the Obligation until paid.

     3.  Collateral.  The  Security Interest granted hereby covers the following
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collateral  (the  "Collateral"): (i) all items described on Exhibit "A" attached hereto, (ii) all insurance policies relating in whole or in part to any of the foregoing, (iii) all Proceeds (as defined herein) of any of the foregoing, (iv) all substitutions for and replacements of and all additions and accessions to any of the foregoing, (v) all guaranties and security for any of the foregoing, and (vi) all the rights, title and interest of Debtor in and to all books and records relating in whole or in part to any of the foregoing.

     As used herein, the term "Proceeds" shall have the meaning assigned to it under Section 9,102(a)(65) of the Texas Business and Commerce Code (the "Code") and, to the extent not otherwise included, shall include, but not be limited to, (i) any and all proceeds of any insurance, causes and rights of action, settlements thereof, judicial and arbitration judgments and awards, and indemnity, warranty or guaranty payments payable to Debtor from time to time with, respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental department, commission, board, bureau, authority, agency or body (domestic or foreign), (iii) all claims of the Debtor for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the foregoing Collateral (without limiting any direct or independent rights of Secured Party with respect to the Collateral), and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     Portions of the Collateral may constitute accounts, general intangibles or contract rights, and all records concerning such Collateral are and will be located at the offices of Debtor specified above.

4.        Debtor's  Warranties
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     (a)  Ownership  Free  of  Encumbrances.  Except  for  the Security Interest
     granted hereby and any liens, security interests, claims or encumbrances permitted by the Note, Debtor now owns the Collateral free from any lien, security interest, claim or encumbrance,

     (b) Place of Business. Debtor has no place of business other than that at the addresses set forth in the first paragraph of this Security Agreement. Debtor will notify Lender and Stumpf Craddock Massey & Pulman, P.C. of any additional or new places of business in the future.

     (c) Books and Records. AH books, records and documents relating to the Collateral are and will be genuine and in all respects what they purport to be.

     (d) Lien on Collateral. The Security Interest granted to the Secured Party pursuant to this Security Agreement constitutes and creates a valid and continuing lien on and security interest in the Collateral in favor of the Secured Party, prior to all other liens, encumbrances, security interests, chattel mortgages, privileges, statements of assignment and rights of others, except as permitted by paragraph 4(j) hereof. The Security Agreement is enforceable as such as against any third parties, including, without limitation, any owner of real property in any state where any of the Collateral is or may hereafter be located and as against any purchaser of such real property and any present or future creditor obtaining a lien on such real property. All action necessary or desirable to perfect the Security Interest in each item of the Collateral in each state in which any item of Collateral is or will be located has been or will forthwith be duly taken,

     (e) Representations and Warranties in Note. All representations and warranties contained in the Note are true and correct.

     (f) Power and Authority. The Debtor has full power, authority and legal right to pledge all of the Collateral pursuant to this Security Agreement.

     (g) Due Authorization, Execution and Delivery. This Security Agreement has been duly authorized, executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor enforceable in accordance with its terms.

     (h) Consents, No consent of any other party (including, without limitation, creditors of Debtor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Debtor in connection with the execution, delivery or performance of this Security Agreement.

     (i) No Conflict. The execution, delivery and performance of this Security Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Debtor or of any securities issued by the Debtor, or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of its assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor except as contemplated by this Security Agreement.

     (j) Condition of Collateral. All machinery and equipment constituting part of the Collateral are in all respects in good and serviceable condition, repair and working order (ordinary wear and tear excepted), adequate for the contemplated uses and purposes thereof in connection with Debtor's business as it is presently being conducted.

5.        Debtor's  Covenants.
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     (a)  Ownership  of  Collateral. At the time Debtor pledges, sells, assigns, transfers to Secured Party or grants to Secured Party a Security Interest in any Collateral or any interest therein, Debtor shall be the absolute owner thereof and shall have the absolute right to pledge, sell, assign or transfer the same. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party,

     (b) Maintenance. Debtor shall keep the Collateral free from liens and security interests other than the Security Interest created hereby and any liens, security interests, claims, or encumbrances permitted by the Note, and shall not create or suffer to exist any lien or security interest in Collateral hereafter acquired except for the Security Merest hereby granted and any liens, security interests, claims, or encumbrances permitted by the Note. Debtor shall pay all costs necessary to obtain, preserve, defend and enforce the Security Merest, collect the Obligation, and preserve, defend, enforce and collect the Collateral, including specifically, but without limitation, the payment of taxes, assessments, reasonable attorneys' fees and legal expenses, and expenses of sales. Whether the Collateral is or is not in Secured Party's possession, and without any obligation to do so, Secured Party may, at its option, pay any such costs and expenses, discharge encumbrances on the Collateral, and pay for insuring the Collateral. Debtor agrees to reimburse Secured Party on demand for any payments so made and until such reimbursement, the amount of any such payment shall be a part of the Obligation. Debtor shall, at its sole expense, maintain the Collateral in first class condition and shall comply with industry standards, applicable laws and regulations, and requirements for enforcing warranty claims.

     (c) Information and Inspection. Debtor shall furnish to Secured Party any reports and other information with respect to the Collateral requested by Secured Party, will allow Secured Party to inspect the Collateral at any time and wherever located, and will allow Secured Party to inspect and copy, or will furnish Secured Party with copies of, all records relating to the Collateral and the Obligation. Debtor shall furnish to Secured Party such information as Secured Party may request to identify notes receivable, accounts receivable, chattel paper, general intangibles and contract rights assigned hereunder at the times and in the form and substance requested by Secured Party.

     (d) Additional Documents. Debtor shall furnish Secured Party with financing statements upon request and Debtor shall sign any other documents or instruments furnished by Secured Party which are necessary in the judgment of Secured Party to obtain, maintain and perfect the Security Interest in any applicable jurisdiction and to assist Secured Party in complying with the Federal Assignment of Claims Act, where necessary to enable Secured Party to become an assignee under such Act, and any expense of Secured Party SO incurred shall be a part of the Obligation, hi this regard, Debtor agrees to execute all such collateral chattel and/or other mortgages, assignments of accounts receivable and any and all other financing statements arid security devices as Secured Party may request to perfect or continue perfection of the Security Interest under the laws of any state in which the Collateral is located.

     (e) Parties Liable on Collateral. Debtor will take all necessary steps to preserve the liability of account debtors, obligors and secondary parties to any obligations which are part of the Collateral. Secured Party shall have no duty to preserve such liability but it may do so, and any expense of Secured Party so incurred shall be a part of the Obligation.

     (f) Modification of Accounts or Contract Rights. Debtor will not agree to any material modification of any of the terms of any notes or accounts receivable, contract rights, chattel paper or other instruments evidencing or pertaining to Collateral assigned hereunder other than in the ordinary course of business, without the prior written consent of Secured Party.

     (g) Right of Secured Party to Notify Account and Contract Debtors. Upon the occurrence of an Event of Default (hereinafter defined), Secured Party shall have the right to notify persons obligated on any instruments, accounts, or contracts which are part of the Collateral to make payment thereof directly to Secured Party and to take control of all proceeds of any of the Collateral. Until such time as Secured Party elects to exercise such rights, Debtor, as the agent of Secured Party, shall collect and enforce all such contracts and accounts. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne by Debtor, whether the same is incurred by Secured Party or Debtor. If paid by Secured Party, such payment shall become a part of the Obligation.

     (h) Books of Account. Debtor will, at all times, maintain accurate books and records with respect to the Collateral. Secured Party is hereby given the right to audit the books and records of Debtor relating to said
     Collateral at any time, and from time to time, as Secured Party deems proper. At Secured Party's request, Debtor shall cause to be marked conspicuously all documents constituting the Collateral with a legend in form and substance satisfactory to Secured Party.

     (i) Notice of Changes. Debtor will notify Secured Party of any material change occurring in or to the Collateral, of a change in Debtor's mailing address, or in any material change in any fact or circumstance warranted or represented by Debtor in this Security Agreement or furnished to Secured Party, or if any Event of Default occurs, prior to or immediately following the occurrence thereof.

     (j) Use and Disposition of Collateral. Debtor will not use the Collateral illegally or encumber the same without the prior written consent of Secured Party. Without the prior written consent of Secured Party, Debtor will not sell, lease, otherwise transfer, hypothecate or anticipate the Collateral.

     (k) Removal of Collateral. Except in the ordinary course of Debtor's business, Debtor will not remove any material portion of the Collateral from its present location to another State or local jurisdiction in which Secured Party determines that the Security Interest granted hereby may not be perfected, unless and until Debtor: (i) gives the Secured Party prior written notice of such intended move and receives the written consent of the Secured Party, and (ii) provides the Secured Party with an opinion of counsel for Debtor that the security interest in favor of the Secured Party created by this Security Agreement constitutes a valid and perfected lien on, and a perfected security interest in, such machinery and equipment in the county, jurisdiction and State in which such machinery and equipment is to be moved. Notwithstanding the foregoing, it is understood and agreed that if for any reason any of Debtor's machinery or equipment at any time is kept or located at locations other than those above listed or contained in any aforementioned notice given to Secured Party, Secured Party shall nevertheless have and retain a security interest therein. All tangible personal property included in the Collateral will be maintained and preserved in first class repair, condition and appearance, and Debtor shall forthwith, or in the case of any loss or damage to any of the tangible personal property as quickly or practicable after the occurrence thereof, make or cause to be made all replacements and other improvements in connection therewith that are necessary or desirable to such end. Debtor shall furnish to Secured Party a statement respecting any loss or material damage to any of the tangible personal property. Debtor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all. claims (including claims for labor, materials and supplies) against the tangible personal property except to the extent that the validity thereof is being contested in good faith.

     (l) Security. Debtor acknowledges and agrees that the Note shall be secured by a security interest in the Collateral,

     6.  Rights  and  Powers  of  Secured  Party.  Secured  Party  may,  in  its
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discretion,  upon  the  occurrence of an Event of Default, do any one or more of the following: Require Debtor to give possession or control of the Collateral to Secured Party; take physical possession of the Collateral and maintain it on Debtor's premises, in a public warehouse or at such other place as to which Secured Party may remove the Collateral or any part thereof; contact account debtors directly to verify information furnished by Debtor; take control of proceeds and use cash proceeds to reduce any part of the Obligation; take any action Debtor is required to take or any other necessary action to obtain, preserve, and enforce this Security Agreement, and maintain and preserve the Collateral, without notice to Debtor, and add costs of same to the Obligation (but Secured Party is under no duty to take any such action); release Collateral in its possession to Debtor, temporarily or otherwise; take control of funds generated by the Collateral such as cash dividends and interest, and use same to reduce any part of the Obligation; vote any stock which is part of the Collateral; use cash collateral to reduce any part of the Obligation; and exercise all other rights which an owner of such stock may exercise and exercise all rights which account holders or obligees may exercise with respect to any of the Collateral. Secured Party may at any time in its discretion transfer any of the Collateral or evidence thereof into its own name or that of its nominee and receive the proceeds therefrom and hold the same as security for the Obligation, or, following the occurrence and continuance of an Event of Default, apply the same thereon. Secured Party may, following the occurrence and continuance of an Event of Default, but shall be under no duty to, demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon Collateral, in its own name or in the name of Debtor, as the Secured Party may determine. Secured Party shall not be liable for any act or omission on the part of the Secured Party, its officers, agents, or employees, except willful misconduct and gross negligence. The foregoing rights and powers of Secured Party shall be in addition to, and not a limitation upon, any rights and powers of Secured Party given by law, custom, elsewhere by this Security Agreement, the Note or otherwise.

7.        Default
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     (a)  Events of Default  Debtor  shall  be  in  default  under this Security
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Agreement  upon  the  happening  of  any  of  the following events or conditions
("Events  of  Default"):

     i) Default in the timely payment or performance of the Obligation or any covenant or liability contained herein or secured hereby; or

     ii) Any representation or warranty contained herein shall be false or misleading in any material respect when made.

     (b) Remedies of Secured Party Upon Default. When an Event of Default occurs, and at any time thereafter, Secured Party may declare the Obligation or any part thereof immediately due and payable and may proceed to enforce payment of the same and to exercise any and all of the rights and remedies provided by the Code as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at any place \q be designated by the Secured Party which is reasonably convenient to all parties. Unless the Collateral threatens to decline rapidly in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time after which any private sale or any other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling, leasing and the like shall include Secured Party's reasonable attorneys' fees and legal expenses. Secured Party shall be entitled to immediate possession of the Collateral and shall have authority to enter upon any premises upon which the same may be situated and remove the same therefrom. If Secured Party disposes of the Collateral, or any portion thereof, following default, the proceeds of such disposition available to satisfy the Obligation shall be applied by Secured Party to the Obligation in such order and in such manner as Secured Party in its discretion shall decide.

8.         General.
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     (a) Assignment of Collateral by Secured Party. The Secured Party may assign all or any part of the Obligation, and may assign, transfer, or deliver to any transferee any or all of the Collateral, and thereafter Secured Party shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred or delivered. Such transferee shall be vested with all the powers and rights of the Secured Party hereunder with respect to such Collateral, but the Secured Party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned or transferred.

     (b) Waiver. No delay on the part of the Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder or of any Event of Default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any right hereunder or waiver of any Event of Default of Debtor shall operate as a waiver of any other or further exercise of such right or of any further Event of Default.

     (c) Parties Bound. The rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. The terms of this Security Agreement shall be binding upon the successors and assigns of the parties hereto. All representations, warranties and agreements of Debtor shall bind Debtor's successors and assigns. This Security Agreement shall constitute a continuing agreement, applying to all future transactions of a character contemplated at the date of this Security Agreement.

     (d) Definitions. Unless the context indicates otherwise, definitions in the Texas Business and Commerce Code ("Code") apply to words and phrases in this Agreement; if Code definitions conflict, Article 9 of the Code definitions apply,

     (e) Notice, Any notices or other communications required or permitted here under shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, to the applicable party at its address above given or at such other address as shall be furnished in writing by such party to the other, and shall be deemed to have been given as of the date so delivered or deposited in the United States Mail. Notice mailed in accordance with this section at least five (5) days prior to the related action (or if the Code elsewhere requires a longer period, such longer period) shall be deemed reasonable.

     (f} Modifications, No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provision so modified or limited and signed by all parties to this Security Agreement, and without limiting the foregoing, no course of conduct, usage of trade or law merchant shall modify or limit any provision hereof.

     (g) Severability. Any provision of this Security Agreement which is prohibited or unenforceable hi any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (h) Financing Statement. Secured Party is authorized on behalf of Debtor as Debtor's agent and attorney in fact, for such purpose, to complete and sign one or more financing statements with respect to any Collateral covered by this Security Agreement and to file the same in an appropriate office or place, A carbon, photographic or other reproduction of this Security Agreement or of any financing statement prepared in conjunction herewith is sufficient as a financing statement.

     (i) APPLICABLE LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OF THE SECURITY INTEREST, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURBDICTION OTHER THAN THE STATE OF TEXAS.

     9.  Limitation  on  Agreements.  All  agreements between Debtor and Secured
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Party,  whether  now  existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Obligation or otherwise, shall the amount paid, or agreed to be paid, to Secured Patty for the use, forbearance, or detention of the money to be loaned under the Note or otherwise or for the payment or performance of any covenant or obligation contained herein, or in any other document evidencing, securing or pertaining to the Obligation or the Collateral, exceed the maximum amount, if any, permissible under applicable law. If from any circumstances whatsoever interest would otherwise be payable to Secured Party in excess of the maximum lawful amount, the interest payable to Secured Party shall be reduced to the maximum amount permitted under applicable law, and if from any such circumstance the Secured Party shall ever receive as interest or otherwise an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Obligation or on account of any other principal indebtedness of the Debtor to the Secured Party, and not to the payment of interest., or if such excessive interest exceeds the unpaid balance of principal of the Obligation and such other indebtedness, such excess shall be refunded to the Debtor. All sums paid or agreed to be paid to the Secured Party for the use, forbearance or detention of the indebtedness of the Debtor to the Secured Party shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the Ml term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law. The term "applicable law" as used in this Section 9 shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future. The terms and provisions of this Section shall control and supersede every other provision of all agreements between the Debtor and the Secured Party.

EXECUTED  as  of  the  date  and  year  first  above  written.


"DEBTOR"

NIGHTHAWK  SYSTEMS,  INC.,
A  Nevada Corporation

By: /s/ H. Douglas Saathoff
   _________________________
   H. DOUGLAS  SAATHOFF,
   Chief  Executive  Officer


"SECURED PARTY"

STAR MARKETING SERVICE, INC.,
A Texas Corporation,

By: /s/ Tomas Revesz
   _________________________
   TOMAS REVESZ, President


                                   EXHIBIT "A"

(i) All presently owned and hereafter acquired inventory of Debtor (including, without limitation, all raw materials and goods now or hereafter held for sale),
(ii) All rights of Debtor for payments of goods sold or leased, or to be leased or sold, or for services rendered, or to be rendered, however evidenced or incurred, including without limitation all accounts, instruments, chattel paper, and general intangibles, including without limitation all trade names and trademark, and all hooks, records, computer tapes, programs and ledger books arising therefrom or relating thereto, whether now owned or hereafter acquired;
(iii) AH of Debtor's machinery, equipment, furniture and fixtures, (iv) All insurance policies relating in whole or in part to any of the foregoing, (v) All proceeds from any of the foregoing, (vi) All substitutions for and replacements of and all additions and accessions to any of the Foregoing, (vii) All guarantees and security for any of the foregoing, (viii) Accounts, accounts receivable, reimbursements, notes, contracts, contract rights, chattel paper, cash, checks, drafts, documents, instruments, all rights of Debtor to receive payment in money or kind, and other evidence of indebtedness owed to Debtor;
(ix) Customer lists, all documents containing the names, addresses, telephone numbers, and other information, regarding the Debtor's customers, subscribers, tapes, programs, printouts, disks, and other material and documents relating to the recording, hilling or analyzing of any of the foregoing, and any other right to payment; (x) Any and all contract and lease rights, and (xiii) All products and proceeds (cash and non-cash) of all of the foregoing, and increases, accessions, renewals, replacements and substitutions of all of the foregoing.